Exhibit 99.1

Capstar Special Purpose Acquisition Corp. Announces that Class A Common Stock and Warrants to Commence Separate Trading on or about August 24, 2020

AUSTIN, Texas, August 21, 2020 — Capstar Special Purpose Acquisition Corp. (the “Company”) (NYSE:CPSR.U) today announced that holders of the Company’s units may elect to separately trade the Class A common stock and warrants included in its units commencing on or about August 24, 2020.

The Class A common stock and warrants will trade on the New York Stock Exchange (the “NYSE”) under the symbols CPSR and CPSR WS, respectively. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Units not separated will continue to trade on the NYSE under the symbol CPSR.U.

Holders of units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the units into Class A common stock and warrants.

A registration statement relating to the units and the underlying securities was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on July 1, 2020.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. A copy of the final prospectus relating to the initial public offering may be obtained for free by visiting the SEC website at http://www.sec.gov. Alternatively, a copy of the prospectus related to the initial public offering may be obtained from Citigroup Global Markets Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, telephone: (800) 831-9146; UBS Securities LLC, Attention: Prospectus Department, 1285 Avenue of the Americas, New York, NY 10019, telephone: (888) 827-7275 or email: ol-prospectusrequest@ubs.com; or BTIG, LLC, 65 East 55th Street, New York, NY 10022, email: equitycapitalmarkets@btig.com.

About the Company

Capstar Special Purpose Acquisition Corp. is a newly organized blank check company incorporated in Delaware for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Although the Company is not limited to a particular industry or geographic region for purposes of consummating a business combination, the Company intends to focus on businesses in the consumer, healthcare and technology, media and telecommunications industries.

Capstar Partners, LLC's affiliates and certain private funds managed by Pacific Investment Management Company LLC (PIMCO) are members of the Company’s sponsor.

Forward Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act") that are not historical facts, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact included in this press release, including, without limitation, regarding the Company’s business strategy, are forward-looking statements. Words such as “expect” and “intend” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the risk factors section of the Company’s final prospectus for its initial public offering and its subsequent filings with the SEC. The Company’s securities filings can be accessed on the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Contact:

Capstar Special Purpose Acquisition Corp.
512.340.7800
info@capstarspac.com
www.capstarspac.com